Vanguard LifeStrategy® Funds

Supplement to the Prospectus Dated February 26, 2010

Important Change to the Vanguard LifeStrategy Funds

Increase to the LifeStrategy Funds’ International Equity Allocations

The board of trustees of the Vanguard LifeStrategy Funds has approved an increase in each Fund’s target international equity allocation as follows:

	Current International	Projected International
LifeStrategy Fund	Equity Allocation	Equity Allocation
Income Fund	0%	6%
Conservative Growth Fund	5%	12%
Moderate Growth Fund	10%	18%
Growth Fund	15%	24%

The Funds are expected to implement these allocation changes in the coming months.

At the same time, the board of trustees of Vanguard Total International Stock Index Fund (the International Fund), one of the LifeStrategy Funds’ underlying funds, has approved the adoption of the MSCI® All Country World Index (ACWI(SM)) ex USA Investable Market Index (IMI) as the International Fund’s new target index. The International Fund is expected to implement the index change in the coming months. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The International Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of the Fund’s current index. Compared with the old index, the new target index includes small-capitalization stocks as well as stocks of companies located in Canada. As a result of the target index

(over, please)

change, the underlying fund will provide the LifeStrategy Funds with the opportunity to further diversify their international exposure.

Prospectus Text Changes

In the indicated sections of the prospectus, the following text changes are made:

In the Vanguard LifeStrategy Income Fund’s Fund Summary section, the “Primary Investment Strategies” text is replaced as follows:

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	52%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Asset Allocation Fund	20%
•	Vanguard Total Stock Market Index Fund	2%
•	Vanguard Total International Stock Index Fund	6%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

In the Vanguard LifeStrategy Conservative Growth Fund’s Fund Summary section, under “Primary Investment Strategies,” the following table replaces a similar table:

•	Vanguard Total Bond Market II Index Fund	32%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Asset Allocation Fund	20%
•	Vanguard Total Stock Market Index Fund	16%
•	Vanguard Total International Stock Index Fund	12%

In the Vanguard LifeStrategy Moderate Growth Fund’s Fund Summary section, under “Primary Investment Strategies,” the following table replaces a similar table:

•	Vanguard Total Bond Market II Index Fund	32%
•	Vanguard Total Stock Market Index Fund	30%
•	Vanguard Asset Allocation Fund	20%
•	Vanguard Total International Stock Index Fund	18%

In the Vanguard LifeStrategy Growth Fund’s Fund Summary section, under “Primary Investment Strategies,” the following table replaces a similar table:

•	Vanguard Total Stock Market Index Fund	44%
•	Vanguard Total International Stock Index Fund	24%
•	Vanguard Asset Allocation Fund	20%
•	Vanguard Total Bond Market II Index Fund	12%

In the More on the Funds section, under “Market Exposure,” the following text replaces similar text in the second paragraph:

Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

In the More on the Funds section, under “Stocks,” the following text replaces similar text in the first paragraph:

To a lesser extent, each of the LifeStrategy Funds also invests in foreign stocks.

In the More on the Funds section, under “Stocks,” the following text replaces similar text in the last paragraph:

By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Funds are subject to country risk and currency risk.

In the More on the Funds section, under “Security Selection,” the following table replaces a similar table:

		LifeStrategy Fund
		Conservative	Moderate
Underlying Vanguard Fund	Income	Growth	Growth	Growth
Total Stock Market Index	2%	16%	30%	44%
Total International Stock Index	6	12	18	24
Total Bond Market II Index	52	32	32	12
Short-Term Investment-Grade	20	20	—	—
Asset Allocation	20	20	20	20
Total	100%	100%	100%	100%

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Vanguard Marketing Corporation, Distributor.

PS 88 092010